                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 15, 2002
                                 Date of Report
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)





         Delaware                         1-8514                95-3822631
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)



                    411 North Sam Houston Parkway, Suite 600
                                 Houston, Texas
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)


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ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 15, 2002, the Registrant's Board of Directors, upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP and appointed Deloitte & Touche LLP to serve as the Registrant's independent auditors for fiscal year 2002. The appointment is effective immediately and will commence with a review of the Registrant's consolidated financial statements for the period ended March 31, 2002.

         The appointment of Deloitte & Touche was made after careful consideration by the Board of Directors, its Audit Committee and management, and concludes an extensive evaluation process. The decision to change auditors was not the result of any disagreement between the Registrant and Arthur Andersen on any matter but, rather, was attributable to the current circumstances surrounding Arthur Andersen and its ability to adequately service the Registrant's international operations, which account for more than half of the consolidated revenue base.

         Arthur Andersen's reports on Smith's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during the past two fiscal years and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on the Registrant's consolidated financial statements for such years; and there were no reportable events, as listed in
Item 304(a)(1)(v) of Regulation S-K.

         The Registrant provided Arthur Andersen with a copy of the above disclosures. A letter dated April 15, 2002, stating Arthur Andersen's agreement with such statements is listed under Item 7 as Exhibit 16.1 and filed herewith.

         During the two most recent fiscal years and through the date hereof, the Registrant did not consult with Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

          Exhibit No.          Description

           16.1* Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 15, 2002.

           99.1* Press release dated April 17, 2002 announcing the appointment of Deloitte & Touche LLP as the Registrant's independent auditors.

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     * Filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SMITH INTERNATIONAL, INC.


                                                     /s/ Margaret K. Dorman
                                                     ---------------------------
                                                     By:  Margaret K. Dorman
                                                          Senior Vice President,
                                                          Chief Financial
                                                          Officer and Treasurer

Date:    April 17, 2002



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                                INDEX TO EXHIBITS

          EXHIBIT NO.          DESCRIPTION
          -----------          -----------
           16.1*               Letter from Arthur Andersen LLP to the Securities
                               and Exchange Commission dated April 15, 2002.


           99.1* Press release dated April 17, 2002 announcing the appointment of Deloitte & Touche LLP as the Registrant's independent auditors.





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     * Filed herewith